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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 8, 2006

                             JPMORGAN CHASE & CO.
                          (Exact Name of Registrant
                           as Specified in Charter)

                                   DELAWARE
                (State or Other Jurisdiction of Incorporation)

        001-05805                                        13-2624428
(Commission File Number)                     (IRS Employer Identification No.)


    270 Park Avenue,
      New York, NY                                         10017
(Address of Principal Executive Offices)                 (Zip Code)


      Registrant's telephone number, including area code: (212) 270-6000

                               ---------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.  Financial Statements and Exhibits

     (d) Exhibits

     The following Exhibit is incorporated by reference into the Registration Statement on Form S-3ASR (333-130051) of JPMorgan Chase & Co. (the "Registrant") as exhibit thereto and is filed as part of this Current Report.

     8.1 Tax Opinion of Simpson Thacher & Bartlett LLP relating to Principal Protected Auto Callable Knock-Out Notes Linked to the iShares(R) MSCI Emerging Markets Index Fund due December 11, 2008.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JPMORGAN CHASE & CO.
                                       (Registrant)


                                       By:  /s/Anthony J. Horan
                                            --------------------------------
                                            Name:   Anthony J. Horan
                                            Title:  Corporate Secretary


Dated: December 13, 2006

                                 EXHIBIT INDEX

Exhibit Number                             Description
--------------   --------------------------------------------------------------
     8.1         Tax Opinion of Simpson Thacher & Bartlett LLP relating to
                 Principal Protected Auto Callable Knock-Out Notes Linked to the iShares(R) MSCI Emerging Markets Index Fund due
                 December 11, 2008.

                                                                   Exhibit 8.1


                        SIMPSON THACHER & BARTLETT LLP
                             425 LEXINGTON AVENUE
                           NEW YORK, NEW YORK 10017


                                                 December 13, 2006

JPMorgan Chase & Co.
270 Park Avenue
39th Floor
New York, NY 10017


Ladies and Gentlemen:

     We have acted as special tax counsel to JPMorgan Chase & Co., a Delaware corporation, (the "Company") in connection with the preparation and filing of a pricing supplement dated December 13, 2006 relating to Principal Protected Auto Callable Knock-Out Notes Linked to the iShares(R) MSCI Emerging Markets Index Fund due December 11, 2008 (the "Notes") of the Company (the "Pricing Supplement") to Product Supplement no. 52-I dated November 9, 2006 relating to Principal Protected Auto Callable Knock-Out Notes Linked to the iShares MSCI Emerging Markets Index Fund (the "Product Supplement") to a Prospectus Supplement dated December 1, 2005 (the "Prospectus Supplement") for the Company's Global Medium-Term Notes, Series E, Global Warrants, Series E and Global Units, Series E, relating to a Prospectus dated December 1, 2005 (the "Prospectus") filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission under the Securities Act.

     In delivering this opinion we have reviewed and relied upon: (i) the Pricing Supplement; (ii) the Product Supplement; (iii) the Prospectus Supplement; (iv) the Prospectus; (v) the term sheet dated November 13, 2006,
(vi) the indenture dated May 25, 2001 between the Company and Bankers Trust Company; (vii) the Global Note dated December 13, 2006; (viii) the Calculation Agent Agreement dated December 1, 2005; and have made such other investigations as we have deemed relevant and necessary in connection with the opinions hereinafter set forth.

     In rendering the opinions described below, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as duplicates or certified or conformed copies and the authenticity of the originals of such latter documents. We have also assumed that the transactions related to the issuance of the Notes will be consummated in accordance with the terms of the documents described herein.

     Based upon the foregoing and subject to the qualifications, assumptions and limitations stated herein, in the Product Supplement, and in the Pricing Supplement, (i) we hereby confirm our opinion set forth in the Pricing Supplement under the caption "Taxed as Contingent Payment Debt Instruments" and (ii) we are of the opinion that the statements made in the Product Supplement under the caption "Certain U.S Federal Income Tax Consequences," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

     We express no opinion with respect to the transactions referred to herein or in the Pricing Supplement, the Product Supplement, the Prospectus Supplement, or the Prospectus other than as expressly set forth herein. We do not express any opinion herein concerning any law other than the federal law of the United States.

     We hereby consent to the filing of this opinion as an exhibit to the Company's Form 8-K (which is deemed incorporated by reference into the Prospectus) and to the use of our name under the caption "Legal Matters" in the Prospectus Supplement.

                                       Very truly yours,


                                       /s/ SIMPSON THACHER & BARTLETT LLP